                                                                    EXHIBIT 99.5

                                    FORM OF
                       NOTICE OF GUARANTEED DELIVERY FOR
                             RSL COMMUNICATIONS PLC

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of RSL Communications PLC (the 'Issuer') made pursuant to the
Prospectus, dated           , 1998 (the 'Prospectus'), if certificates for Old
U.S. Dollar Senior Discount Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the 'Exchange Agent') as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

             Delivery To: The Chase Manhattan Bank, Exchange Agent

              By Mail:                       Facsimile Transmission                       By Hand:
      The Chase Manhattan Bank                      Number:                       The Chase Manhattan Bank
       Global Trust Services                   (212) 946-8161/62                   Global Trust Services
        450 West 33rd Street                                                        450 West 33rd Street
             15th Floor                                                                  15th Floor
      New York, New York 10001               Confirm by Telephone:                New York, New York 10001
      Att: Robert S. Peschler                    (212) 946-3084                   Att: Robert S. Peschler
           Trust Officer                                                               Trust Officer



                                           By Overnight Courier:
                                         The Chase Manhattan Bank
                                           Global Trust Services
                                           450 West 33rd Street
                                               15th Floor
                                         New York, New York 10001
                                        Att: Robert S. Peschler
                                             Trust Officer


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:



     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old U.S. Dollar Senior Discount Notes set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer--Guaranteed Delivery Procedures' section of the Prospectus.



Principal Amount of Old U.S. Dollar Senior Discount
  Notes Tendered:*

US$_____________________________________________
Certificate Nos. (if available):
                                                        If Old U.S. Dollar Senior Discount Notes will be
                                                        delivered by book-entry transfer to The Depository
_______________________________________________         Trust Company provide account number.
Total Principal Amount Represented by
  Old U.S. Dollar Senior Discount Notes
  Certificate(s):

US$ _____________________________________________        Account Number_____________________________________


------------------
* Must be in denominations of principal amount of US$1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

X ___________________________________________________    ___________________
   Signature(s) of Owner(s) or Authorized Signatory         Date

Area Code and Telephone Number: ______________________________________________


     Must be signed by the holder(s) of Old U.S. Dollar Senior Discount Notes as their name(s) appear(s) on certificates for Old U.S. Dollar Senior Discount Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):  _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

Capacity: _____________________________________________________________________

Address(es): __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________


                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old U.S. Dollar Senior Discount Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old U.S. Dollar Senior Discount Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


------------------------------------------------------  ------------------------------------------------------
                     Name of Firm                       Authorized Signature

------------------------------------------------------  ------------------------------------------------------
                       Address                                                  Title

------------------------------------------------------  Name: -----------------------------------------------
                                             Zip Code                    (Please Type or Print)

Area Code and Tel. No. ----------------------------     Dated: -----------------------------------------------



NOTE: DO NOT SEND CERTIFICATES FOR OLD U.S. DOLLAR SENIOR DISCOUNT NOTES WITH THIS FORM. CERTIFICATES FOR OLD U.S. DOLLAR SENIOR DISCOUNT NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.

                                PLEASE SIGN HERE

 X _________________________________________________        __________________
   Signature(s) of Owner(s) or Authorized Signatory         Date

Area Code and Telephone Number: _____________________________________________

     Must be signed by the holder(s) of Old U.S. Dollar Senior Notes as their name(s) appear(s) on certificates for Old U.S. Dollar Senior Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

Capacity: _____________________________________________________________________

Address(es): __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old U.S. Dollar Senior Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old U.S. Dollar Senior Notes into the Book-Entry Depositary's account at The Depository Trust Company pursuant to the procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

------------------------------------------------------  ------------------------------------------------------
                     Name of Firm                       Authorized Signature

------------------------------------------------------  ------------------------------------------------------
                       Address                                                  Title

------------------------------------------------------  Name: -----------------------------------------------
                                             Zip Code                    (Please Type or Print)

Area Code and Tel. No. ----------------------------     Dated: -----------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD U.S. DOLLAR SENIOR NOTES WITH THIS FORM. CERTIFICATES FOR OLD U.S. DOLLAR SENIOR NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.